Exhibit 10.7

EXECUTION COPY

LIMITED WAIVER

This LIMITED WAIVER (this “Agreement”), dated as of February 14, 2012, is entered into by and among the following parties:

(i)            ANR RECEIVABLES FUNDING, LLC (the “Seller”);

(ii)           ALPHA NATURAL RESOURCES, LLC, as servicer (the “Servicer”);

(iii)          WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser, as an LC Participant and as a Purchaser Agent;

(iv)          MARKET STREET FUNDING LLC, as a Related Committed Purchaser and as a Conduit Purchaser; and

(v)           PNC BANK, NATIONAL ASSOCIATION, as LC Bank, as an LC Participant, as a Purchaser Agent and as Administrator.

Capitalized terms used but not otherwise defined herein (including such terms used in the foregoing preamble) have the respective meanings assigned thereto in, or by reference in, the Receivables Purchase Agreement defined below, and the rules of construction set forth in the Receivables Purchase Agreement shall also apply to this Agreement.

BACKGROUND

1.             The parties hereto are parties to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of October 19, 2011 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”).

2.             Alpha Coal Sales Co., LLC (the “Originator”) and the Transferors are parties to that certain Amended and Restated Sale Agreement, dated as of October 19, 2011 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Sale Agreement”).

3.             The Originator and the Seller are parties to that certain Second Amended and Restated Purchase and Sale Agreement, dated as of October 19, 2011 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”)

4.             In connection with the amendment and restatement of the Sale Agreement on October 19, 2011 (the “Specified Date”), certain additional parties were joined to the Sale Agreement in the capacity of Transferors.  During the period from and after the Specified Date until the date hereof (such period, the “Specified Period”), the Seller and the Servicer reported certain indebtedness and other obligations owed the Persons listed on Exhibit I hereto (the “Subject Parties”) on each of the Information Packages furnished to the Administrator and the Purchaser Agents as Receivables and otherwise accounted for and treated such indebtedness and other obligations as Receivables (such events, collectively, the “Subject Events”).  Because the Subject Parties were not Transferors during the Specified Period, such indebtedness and other obligations did not actually constitute Receivables.  Therefore, the occurrence of the Subject Events constitutes a breach of each of the representations, warranties and covenants listed on Exhibit II hereto (such breaches, collectively, the “Subject Breaches”).  The occurrence of the Subject Breaches solely to the extent arising directly from the Subject Events constitutes each of the events set forth on Exhibit III hereto (such events, collectively, the “Subject Defaults”).

5.             The Seller and the Servicer have requested a limited waiver of each of the Subject Defaults solely to the extent arising directly from the Subject Breaches and the Conduit Purchaser, the Related Committed Purchasers, the LC Participants, the Purchaser Agents, the LC Bank and the Administrator (collectively, the “Waiving Parties”) are willing to grant such limited waiver on the terms and subject to the conditions set forth herein.

6.             Concurrently herewith, each of the Subject Parties are being joined to the Sale Agreement pursuant to that certain Second Amendment to the Amended and Restated Sale Agreement, dated as of the date hereof (the “Joinder Agreement”), among the Originator, the Transferors and the Subject Parties.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.         Limited Waiver and Limitations.

(a)           Limited Waiver.  On the terms and subject to the conditions set forth herein, each Waiving Party hereby waives the right to declare any of the Subject Defaults arising solely and directly as a result of any of the Subject Breaches that arose solely and directly from the Subject Events.

(b)           Limitations.  Except as expressly set forth in clause (a) above, no Waiving Party is hereby waiving, and none have agreed to waive in the future (i) the breach of any other provisions of the Receivables Purchase Agreement or any other Transaction Document (whether presently or subsequently existing or arising, including, without limitation, as a result of the delivery of any information by the Seller or the Servicer to the Administrator that is not true and accurate in all material respects or the treatment of any indebtedness or other obligations owed to any Person other than a Transferor as a Receivable), (ii) any Termination Event, Sale Termination Event, Purchase and Sale Termination Event, Unmatured Termination Event, Unmatured Sale Termination Event or Unmatured Purchase and Sale Termination Event (whether presently or subsequently existing or arising) or (iii) any rights, powers or remedies presently or subsequently available to any of the Waiving Parties or any other Person against the Seller, the Servicer and/or any other Person or entity under the Receivables Purchase Agreement, any of the other Transaction Documents, applicable law or otherwise, relating to any matter other than solely to the extent expressly waived herein, each of which rights, powers or remedies is hereby specifically and expressly reserved and continue.

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SECTION 2.         Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to each Waiving Party as follows:

(a)           Representations and Warranties.  After giving effect to this Agreement, the representations and warranties made by such Person under the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b)           No Default.  After giving effect to this Agreement and the transactions contemplated hereby, (i) no Termination Event, Sale Termination Event, Purchase and Sale Termination Event, Unmatured Termination Event, Unmatured Sale Termination Event or Unmatured Purchase and Sale Termination Event exists or shall exist and (ii) the Purchase and Sale Termination Date (as defined in the Purchase and Sale Agreement) has not occurred.

(c)           Purchased Interest.  The Purchased Interest does not exceed 100% on the date hereof and has not exceeded 100% on any day during the Specified Period.

SECTION 3.         Effectiveness.  This Agreement shall become effective as of the date hereof upon satisfaction of the following conditions precedent: (I) effectiveness of the Joinder Agreement, (II) after giving effect to this Agreement, each of the representations and warranties contained in this Agreement and each of the other Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date) and (III) receipt by the Administrator of the following, each in form and substance satisfactory to the Administrator:

(a)           counterparts of this Agreement (including facsimile or electronic copies) duly executed by each of the parties hereto; and

(b)           such other documents and instruments as the Administrator may reasonably request.

SECTION 4.         Costs and Expenses.  The Seller agrees to pay on demand all costs and expenses of the Administrator and each of the other Waiving Parties (including, without limitation, counsel fees and expenses) incurred in connection with the preparation, execution and delivery of this Agreement and the transactions contemplated hereby.

SECTION 5.         Miscellaneous.

(a)           This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery by facsimile or email of an executed signature page of this Agreement shall be effective as delivery of an executed counterpart hereof.

(b)           This Agreement shall be a Transaction Document under (and as defined in) the Receivables Purchase Agreement.

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(c)           Each Transaction Document, as expressly modified hereby, remains in full force and effect and is hereby ratified.

(d)           THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY OTHERWISE APPLICABLE CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

(e)           The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement, the Receivables Purchase Agreement, any other Transaction Document or any provision hereof or thereof.

(f)            This Agreement is intended by the parties hereto to be the final expression of their agreement with respect to the subject matter hereof, and is the complete and exclusive statement of the terms thereof, notwithstanding any representations, statements or agreements to the contrary heretofore made.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

ANR RECEIVABLES FUNDING, LLC,
as Seller

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Senior Vice President and Secretary

ALPHA NATURAL RESOURCES, LLC,
as Servicer

By:	/s/ Vaughn R. Groves
Name: Vaughn R. Groves
Title: Executive Vice President, General Counsel and Secretary

February 2012 Limited Waiver

(ANR Receivables Funding, LLC)

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser, as an LC Participant and as a Purchaser Agent

By:	/s/ William P. Rutkowski
Name: William P. Rutkowski
Title: Vice President

February 2012 Limited Waiver

(ANR Receivables Funding, LLC)

MARKET STREET FUNDING LLC,
as a Related Committed Purchaser and as a Conduit Purchaser

By:	/s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

February 2012 Limited Waiver

(ANR Receivables Funding, LLC)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator

By:	/s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as the LC Bank and as an LC Participant

By:	/s/ Richard C. Munsick
Name: Richard C. Munsick
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for the Market Street Purchaser Group

By:	/s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

February 2012 Limited Waiver

(ANR Receivables Funding, LLC)

EXHIBIT I

SUBJECT PARTIES

CAVE SPUR COAL LLC, a Virginia limited liability company
CLOVERLICK COAL COMPANY LLC, a Virginia limited liability company
HIGH SPLINT COAL LLC, a Virginia limited liability company
PANTHER MINING LLC, a Virginia limited liability company
STILLHOUSE MINING LLC, a Virginia limited liability company

EXHIBIT II

SUBJECT BREACHES

(i)	the representation and warranty set forth in Section 5.4 of the Sale Agreement;
(ii)	the representation and warranty set forth in Section 5.21(d) of the Sale Agreement;
(iii)	the covenant set forth in Section 6.2(a) of the Sale Agreement;
(iv)	the representation and warranty set forth in Section 5.4 of the Purchase and Sale Agreement;
(v)	the representation and warranty set forth in Section 5.17 of the Purchase and Sale Agreement;
(vi)	the covenant set forth in Section 6.2(a) of the Purchase and Sale Agreement;
(vii)	the representation and warranty set forth in Section 1(d) of Exhibit III of the Receivables Purchase Agreement;
(viii)	the representation and warranty set forth in Section 1(j) of Exhibit III of the Receivables Purchase Agreement;
(ix)	the representation and warranty set forth in Section 2(d) of Exhibit III of the Receivables Purchase Agreement;
(x)	the covenant set forth in Section 1(b)(i) of Exhibit IV of the Receivables Purchase Agreement;
(xi)	the covenant set forth in Section 1(b)(ii) of Exhibit IV of the Receivables Purchase Agreement;
(xii)	the covenant set forth in Section 1(f) of Exhibit IV of the Receivables Purchase Agreement;
(xiii)	the covenant set forth in Section 2(b)(i) of Exhibit IV of the Receivables Purchase Agreement;
(xiv)	the covenant set forth in Section 2(b)(ii) of Exhibit IV of the Receivables Purchase Agreement; and
(xv)	the covenant set forth in Section 2(f) of Exhibit IV of the Receivables Purchase Agreement.

EXHIBIT III

SUBJECT DEFAULTS

(i)	the Sale Termination Event set forth in Section 8.1(c) of the Sale Agreement;
(ii)	the Sale Termination Event set forth in Section 8.1(d) of the Sale Agreement;
(iii)	the Purchase and Sale Termination Event set forth in Section 8.1(c) of the Purchase and Sale Agreement;
(iv)	the Purchase and Sale Termination Event set forth in Section 8.1(d) of the Purchase and Sale Agreement;
(v)	the Termination Event set forth in paragraph (a)(i) of Exhibit V of the Receivables Purchase Agreement; and
(vi)	the Termination Event set forth in paragraph (c) of Exhibit V of the Receivables Purchase Agreement.